UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number               811-22022
      Advent Claymore Convertible Securities & Income Fund II
 (Exact name of registrant as specified in charter)

   1271 Avenue of the Americas, 45th Floor, New York, NY 10020
 (Address of principal executive offices) (Zip code)
Robert White, Treasurer
 1271 Avenue of the Americas, 45th Floor, New York, NY 10020
 (Name and address of agent for service)
Registrant's telephone number, including area code:            (212) 482-1600
Date of fiscal year end:  October 31
Date of reporting period: November 1, 2015 - April 30, 2016

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

ADVENT
CAPITAL MANAGEMENT

CEF

April 30, 2016 (UNAUDITED)

AGC | SEMIANNUAL REPORT

Advent Claymore Convertible Securities and Income Fund II

GUGGENHEIMINVESTMENTS.COM/AGC
...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE ADVENT CLAYMORE
CONVERTIBLE SECURITIES AND INCOME FUND II

The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/agc, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, dividends and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	April 30, 2016

DEAR SHAREHOLDER
We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund II (the “Fund”). This report covers the Fund’s performance for the six months ended April 30, 2016.
Advent Capital Management, LLC (“Advent” or the “Investment Manager”), serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield, and equity securities across three lines of business—long-only strategies, hedge funds, and closed-end funds. As of April 30, 2016, Advent managed approximately $8.5 billion in assets.
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), serves as the Investment Adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. The Fund must invest a minimum of 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2016, the Fund generated a total return based on market price of 2.08% and a return of -5.14% based on NAV. As of April 30, 2016, the Fund’s market price of $5.60 represented a discount of 12.50% to NAV of $6.40.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.
Each month from November 2015 through April 2016, the Fund paid a monthly distribution of $0.047 per share. The current monthly distribution represents an annualized distribution rate of 10.07% based upon the last closing market price of $5.60 as of April 30, 2016. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to

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(Unaudited) continued	April 30, 2016

change based on the performance of the Fund. Please see Note 2(n) on page 45 for more information on distributions for the period.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 61 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.
We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund II as part of your investment portfolio. For the most up-to-date information regarding your investment, included related investment risks, please visit the Fund’s website at guggenheiminvestments.com/agc.
Sincerely,
Tracy V. Maitland
President and Chief Executive Officer of the
Advent Claymore Convertible Securities and Income Fund II
 May 31, 2016

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QUESTIONS & ANSWERS (Unaudited)	April 30, 2016

Advent Claymore Convertible Securities and Income Fund II (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s Founder, President, and Chief Investment Officer. In the following interview, the management team discusses the equity, convertible securities, and high-yield markets and Fund performance for the six-month period ended April 30, 2016.
Please describe the Fund’s objective and management strategies.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. The Fund must invest a minimum of 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities.
The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as forward exchange currency contracts, futures contracts, and swaps.
The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
Discuss Advent’s investment approach.
Advent’s approach involves a core portfolio of convertible bonds that is managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Global Balanced Convertible Strategy, which seeks a high total return by investing in a portfolio of global convertible securities that provide equity-like returns while seeking to limit downside risk.
This core portfolio is supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.
Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio incorporates leverage and operates as an asset allocation tool reflecting Advent’s conservative

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2016

management philosophy and its views on the relative value of these three asset classes under changing market conditions.
Please describe the economic and market environment over the last six months.
Global equity and bond markets gyrated in the six months ended April 30, 2016, with large rises and declines in both stock and fixed income markets occurring within the period. Although the MSCI World Index of global equities fell 0.7% in the period, large divergences occurred, with the S&P 500 Index of U.S. stocks up 0.4% and the Japanese Nikkei 225 Index down 11.8%. Many foreign markets declined, as various central bank moves to improve liquidity were met with disappointment by investors anticipating more and large angst about the direction of the Chinese economy and resulted in capital outflows.
Although risk-free government rates at intermediate maturities common in corporate markets generally declined as investors anticipated and enjoyed further monetary policy easings worldwide, corporate credit spreads widened, especially in the U.S. due to weakening commodity prices, muting total returns in the high-yield bond market. The U.S. high-yield index, expressed by the Bank of America Merrill Lynch High Yield Master II, returned 2.3%. This all said, the corrective action that was pervasive in the early part of 2016 gave way to a rebound rally as the period ended due to resilient U.S. economic growth and anticipation of better commodity price conditions as supply corrects.
Global convertible bonds fell slightly, with the Bank of America Merrill Lynch Global 300 Convertible index down -0.7% (local currency) in the six months. Despite lower economic growth spurring foreign central banks to use more monetary supply increases, foreign currencies did well against the U.S. dollar, with the DXY index down 4% in the period as expectations of large Federal Reserve interest rate rises were tempered and led the dollar lower, particularly late in the period. As a reminder, the Fund’s policy has been to hedge movements of foreign currency holdings against the U.S. dollar, and thus the hedging activities offset the higher pricing of foreign currency positions versus the dollar.
Dispersion by sector was not as large as by region in the global convertible universe. Consumer-related sectors followed the trend toward dividend-heavy sectors doing well, while economic disappointments made technology and industrial investments do worse than the overall index.
How did the Fund perform in this environment?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2016, the Fund generated a total return based on market price of 2.08% and a return of -5.14% based on NAV. As of April 30, 2016, the Fund’s market price of $5.60 represented a discount of 12.50% to NAV of $6.40. As of October 31, 2015, the Fund’s market price of $5.78 represented a discount of 18.01% to NAV of $7.05.
Past performance is not a guarantee of future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2016

How has the Fund’s leverage strategy affected performance?
As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
The Fund’s leverage outstanding as of April 30, 2016, including borrowing and reverse repurchase agreements, was $150 million, approximately 42% of the Fund’s total managed assets. Of the $150 million in leverage outstanding, $70 million was in a fixed-rate reverse repurchase agreement, and the counterparty in that agreement changed during the period. On December 20, 2012, the Fund had entered into a $70 million reverse repurchase agreement with Bank of America Merrill Lynch, which expired on December 9, 2015. The interest rate on the reverse repurchase agreement had been 1.63%. On December 9, 2015, the Fund terminated its $70 million reverse repurchase agreement with Bank of America Merrill Lynch. Concurrent with this termination on December 9, the Fund entered into a $92 million reverse repurchase agreement with Société Générale, with an initial scheduled expiration date of December 9, 2017. The interest rate on the reverse repurchase agreement is 2.34%. The $70 million was outstanding in connection with the reverse repurchase agreement at period end at an average interest rate of 2.19%.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.
The NAV return for the Fund was below the cost of leverage for the six months. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was not beneficial to shareholders for the six months. That said, Advent continues to seek attractive and relatively lower-risk opportunities to invest borrowings that have very low cost compared to history and plans to continue taking advantage of the yield curve and interest rate environment for the benefit of shareholders.
What was the impact of the Fund’s covered call strategy?
During the half-year, the Fund increased its usage of call option writing for income generation due to larger premiums available in the options market stemming from greater volatility. Uncertainty from economic growth abroad and the future path of Federal Reserve monetary policy raised volatility and pricing of future volatility in the options markets. The CBOE SPX Volatility Index, commonly referred to by its ticker, VIX, rose to an average of 18.3 in the six months from an average of 16.3 in the prior fiscal year. More attractive levels of income to be garnered by the Fund in writing options against equity holdings led the Advent to engage in more of this activity.
Covered call positions as a percentage of Fund assets fell in conjunction with the spring equity rally, which caused the Fund to reduce equity allocations in favor of securities with more downside protection, such as traditional convertible bonds and high-yield corporate bonds.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2016

Please discuss the Fund’s distributions.
Each month from November 2015 through April 2016, the Fund paid a monthly distribution of $0.047 per share. The current monthly distribution represents an annualized distribution rate of 10.07% based upon the last closing market price of $5.60 as of April 30, 2016. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.
The Fund currently anticipates that some of the 2016 distributions will consist of income and some will be a return of capital. A final determination of the tax character of distributions paid by the Fund in 2016 will be reported to shareholders in January 2017 on Form 1099-DIV. While the Fund generally seeks to pay dividends that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund's investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund's total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes. A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income." A return of capital distribution decreases the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. Please see Note 2(n) on page 45 for more information on distributions for the period.
How were the Fund’s total investments allocated among asset classes during the six months ended April 30, 2016, and what did this mean for performance?
On April 30, 2016, the Fund’s total investments were invested approximately 58.5% in convertible bonds, convertible preferred securities, and mandatory convertibles; 33.7% in corporate bonds; 5.6% in equities; 0.6% in senior floating rate interests; and 1.6% in cash and cash equivalents.
On October 31, 2015, the Fund’s total investments were invested approximately 57.6% in convertible bonds, convertible preferred securities, and mandatory convertibles; 26.5% in corporate bonds; 12.9% in equities; 0.7% in senior floating rate interests; and 2.3% in cash and cash equivalents.
Allocations compared to the year ended October 31, 2015 were lower in equities and higher in high yield corporate bonds. Prices for high-yield bonds had been declining since mid-2014, led lower by commodity prices, taking spreads to Treasuries to levels wider than historical averages, while equity markets remained roughly level during 2015. The resulting difference in valuation led the Fund into more corporate bond opportunities which were funded by lowering allocations to some convertibles, especially mandatory convertibles, and equities.
International investments fell from 38% to 34% as the effect of monetary easing at several foreign central banks failed to spur noticeably faster economic growth. Stronger economic growth in the U.S. as

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2016

well as a desire for more corporate yield instruments, a market that is naturally larger in the U.S., also led allocations higher domestically than six months prior.
Which investment decisions had the greatest effect on the Fund’s performance?
Large winners in the six-month period spanned several sectors and a mix of economic and catalyst reasons. Mandatory convertibles of telecommunications provider Frontier Communications Corp. (1.4% of long-term investments at period end) rose as the company executed a previous-year acquisition of service properties from AT&T and gave guidance for better-than-expected synergies from a larger acquisition of properties from Verizon Communications that closed in the period.
Consumer products company Jarden Corp. (not held at period end) and its convertibles performed very well after the company agreed to be acquired by Newell Brands. The takeover invoked the valuable make-whole payments typical in a convertible bond, allowing enhanced realization of gains.
Preferred stock of national bank Wells Fargo & Co. (1.7% of long-term investments at period end) advanced as slow economic growth faded market perceptions of Federal Reserve rate hikes for early 2016, which led investors to bid up prices of high-coupon securities such as this preferred stock.
Stock in large drug company Bristol-Myers Squibb (not held at period end) performed well after the company reported strong sales for its lung cancer drug Opdivo and cardiovascular drug Eliquis.
Among the detractors, stock in pharmaceutical company Gilead Sciences, Inc. (0.6% of long-term investments at period end) declined as competition in its profitable hepatitis-C franchise and disappointment in the company being unable yet to make accretive acquisitions with its substantial financial resources.
Mandatory convertibles of European telecommunications provider Telecom Italia Finance S.A. (0.5% of long-term investments at period end) fell as the company's main Italian and Brazilian operations continued to suffer lower margins and potential catalysts such as shareholder activism or stake sales produced little in the way of concrete actions.
Stock of biopharmaceutical company Incyte Corp. (not held at period end) declined after the company halted a Phase 2 colon cancer trial and a Phase 3 pancreatic cancer trial for Jakafi, although this drug continues to be sold for circulatory diseases.
Mandatory convertibles of health care conglomerate Allergan Plc (1.7% of long-term investments at period end) declined after the company and merger partner Pfizer terminated their planned combination in reaction to new U.S. Treasury regulations that would make realization of tax synergies more difficult. The Fund added to its mandatory position on the lower valuation.
Do you have any other comments about the markets and the Fund?
At mid-fiscal-year, markets appear more balanced than earlier in the period when the fears about noticeable global economic slowing led to market selloffs. The Federal Reserve’s pace of monetary normalization has given a nod to economic risks abroad as well as the lagging impact of lower energy

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2016

prices on job growth in affected regions. Fiscal stimulus in China has begun to stabilize capital outflows and inject a rebounding sense of optimism over the real estate market there.
Equity valuations are more attractive in foreign locales than the U.S., although few would dispute that growth prospects, whether real-time or intermediate, are higher in the U.S. Economic rebound potential in select emerging markets, particularly those less dependent on export of commodity markets like China, may represent near-term appreciation potential. Healthy debates over the longer-term outcome of commodity prices, as supply abates but nominal demand continues to decelerate, remain an active discussion for global investors. After an over 18-month corrective period, high-yield corporate bond spreads are attractive, being above long-term averages, though have rallied sharply since their peak in mid-February.
Many strategists predict rising volatility as U.S. interest rates normalize and divergent central bank policies continue. In this environment, convertible securities with their built-in differential of upside and downside capture and potential of higher valuation from higher marketplace volatility can represent a useful element in an investor’s portfolio.
Index Definitions
It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.
Bank of America Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.
Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.
S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.
U.S. Dollar Index (DXY) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: euro (EUR), 57.6% + Japanese yen (JPY), 13.6% + pound sterling (GBP), 11.9% + Canadian dollar (CAD), 9.1% + Swedish krona (SEK), 4.2% + Swiss franc (CHF) 3.6%.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2016

VIX is the ticker symbol for the Chicago Board Options Exchange Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.
AGC Risks and Other Considerations
The views expressed in this report reflect those of the Investment Manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest.
Please see guggenheiminvestments.com/agc for a detailed discussion of the Fund’s risks and considerations.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	April 30, 2016

Fund Statistics
Share Price	$5.60
Net Asset Value	$6.40
Discount to NAV	-12.50%
Net Assets ($000)	$206,456

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED APRIL 30, 2016
	Six Month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(05/29/07)
Advent Claymore Convertible Securities
and Income Fund II
NAV	-5.14%	-10.63%	0.62%	-0.55%	-3.34%
Market	2.08%	-8.98%	-0.27%	-1.79%	-4.37%

Portfolio Breakdown	% of Net Assets
Investments:
Convertible Bonds	83.1%
Corporate Bonds	55.1%
Convertible Preferred Stocks	12.7%
Common Stocks	9.1%
Short Term Investments	2.7%
Senior Floating Rate Interests	1.0%
Total Investments	163.7%
Call Options Written	0.0%*
Other Assets & Liabilities, net	-63.7%
Net Assets	100.0%
*Less than 0.1%.

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily. For more current information, please visitguggenheiminvestments.com/agc. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

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FUND SUMMARY (Unaudited) continued	April 30, 2016

Distributions to Shareholders &
Annualized Distribution Rate

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2015, 36% of the distributions were characterized as return of capital. As of April 30, 2016, 57% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2016 will be reported to shareholders in January 2017.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	April 30, 2016

% of Long-Term
Country Breakdown	Investments
United States	58.9%
Japan	4.9%
France	4.6%
Canada	3.8%
Cayman Islands	3.5%
Netherlands	3.4%
United Kingdom	2.5%
Germany	2.4%
Austria	2.3%
Ireland	1.9%
Israel	1.3%
Italy	1.2%
Bermuda	1.1%
Switzerland	1.1%
Jersey	0.8%
Mexico	0.8%
Spain	0.7%
Marshall Islands	0.7%
Australia	0.7%
Luxembourg	0.6%
Hungary	0.6%
China	0.5%
United Arab Emirates	0.5%
Liberia	0.4%
Belgium	0.4%
Hong Kong	0.4%
Subject to change daily.

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PORTFOLIO OF INVESTMENTS (Unaudited)		April 30, 2016

	Shares	Value
COMMON STOCKS† – 9.1%
Consumer, Non-cyclical – 6.6%
Cigna Corp.[1]	19,181	$2,657,336
GlaxoSmithKline plc ADR[1]	50,400	2,162,664
Gilead Sciences, Inc.	20,800	1,834,768
Biogen, Inc.*,2	6,000	1,649,940
Imperial Brands plc	30,000	1,634,170
RELX N.V.[1]	90,000	1,510,659
Olympus Corp.[1]	30,000	1,218,281
Roche Holding AG	4,000	1,011,998
Total Consumer, Non-cyclical		13,679,816

Industrial – 1.2%
BAE Systems plc[1]	240,000	1,678,073
Koninklijke Philips N.V.[1]	28,512	783,749
Total Industrial		2,461,822

Financial – 0.7%
Unibail-Rodamco SE REIT[1]	5,580	1,495,506

Communications – 0.6%
Yahoo!, Inc.*	32,000	1,171,200
Total Common Stocks
(Cost $19,446,185)		18,808,344

CONVERTIBLE PREFERRED STOCKS† – 12.7%
Consumer, Non-cyclical – 6.8%
Allergan plc
5.50% due 03/01/18[1]	6,945	5,635,798
Teva Pharmaceutical Industries Ltd.
7.00% due 12/15/18	4,956	4,465,356
Anthem, Inc.
5.25% due 05/01/18[1]	84,110	3,898,499
Total Consumer, Non-cyclical		13,999,653

Financial – 3.2%
Wells Fargo & Co.
7.50%[1,3]	4,519	5,632,933
AMG Capital Trust II
5.15% due 10/15/37[1]	15,996	924,769
Total Financial		6,557,702

Communications – 2.2%
Frontier Communications Corp.
11.13% due 06/29/18[1]	44,031	4,592,433

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2016

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† – 12.7% (continued)
Basic Materials – 0.5%
Alcoa, Inc.
5.38% due 10/01/17[1]	25,800	$982,464
Total Convertible Preferred Stocks
(Cost $27,228,442)		26,132,252

SHORT TERM INVESTMENTS† – 2.7%
Goldman Sachs Financial Prime Obligations - Administration Share Class
0.02%[4]	5,521,446	5,521,446
Total Short Term Investments
(Cost $5,521,446)		5,521,446
	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 83.1%
Financial – 19.9%
Element Financial Corp.
4.25% due 06/30/20[5]	3,630,000 CAD	$2,854,503
5.13% due 06/30/19[1,5]	2,696,000 CAD	2,340,651
Azimut Holding SpA
2.13% due 11/25/20[1]	2,200,000 EUR	2,927,971
Conwert Immobilien Invest SE
4.50% due 09/06/18[1]	1,900,000 EUR	2,809,428
Colony Capital, Inc.
3.88% due 01/15/21[1]	2,748,000	2,541,899
Air Lease Corp.
3.88% due 12/01/18[1]	1,477,000	1,957,025
Magyar Nemzeti Vagyonkezelo Zrt
3.38% due 04/02/19[1]	1,500,000 EUR	1,925,046
Fidelity National Financial, Inc.
4.25% due 08/15/18[1]	1,078,000	1,895,933
Aurelius SE
1.00% due 12/01/20[1]	1,400,000 EUR	1,814,749
Starwood Property Trust, Inc.
4.00% due 01/15/19[1]	1,661,000	1,704,602
Extra Space Storage, LP
3.13% due 10/01/35[1,5]	1,452,000	1,602,645
AYC Finance Ltd.
0.50% due 05/02/19[1]	1,525,000	1,601,250
Deutsche Wohnen AG
0.88% due 09/08/21[1]	900,000 EUR	1,432,832
Swiss Life Holding AG
0.00% due 12/02/20[1,6]	1,125,000 CHF	1,421,655
BNP Paribas S.A.
0.25% due 09/27/16[1]	1,200,000 EUR	1,401,908

See notes to financial statements.

16 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2016

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 83.1% (continued)
Financial – 19.9% (continued)
China Overseas Finance Investment Cayman V Ltd.
0.00% due 01/05/23[6]	1,200,000	$1,213,500
Beni Stabili SpA
2.63% due 04/17/19[1]	900,000 EUR	1,206,981
Hansteen Jersey Securities Ltd.
4.00% due 07/15/18	800,000 EUR	1,180,626
PRA Group, Inc.
3.00% due 08/01/20	1,345,000	1,161,744
Baosteel Group Corp.
0.00% due 12/01/18[6]	1,228,000	1,156,623
IMMOFINANZ AG
4.25% due 03/08/18	215,000 EUR	1,093,350
Haitong International Securities Group, Ltd.
1.25% due 11/04/19[1]	7,000,000 HKD	984,144
LEG Immobilien AG
0.50% due 07/01/21	500,000 EUR	863,307
British Land Co. plc
1.50% due 09/10/17	500,000 GBP	826,204
Unite Jersey Issuer Ltd.
2.50% due 10/10/18[1]	400,000 GBP	773,044
Radian Group, Inc.
2.25% due 03/01/19[1]	271,000	343,831
Total Financial		41,035,451

Technology – 16.5%
NXP Semiconductors N.V.
1.00% due 12/01/19[1]	2,643,000	3,006,412
Lam Research Corp.
1.25% due 05/15/18	1,923,000	2,684,989
0.50% due 05/15/16[1]	248,000	316,666
Microchip Technology, Inc.
1.63% due 02/15/25[1]	2,662,000	2,773,471
Intel Corp.
2.95% due 12/15/35[1]	1,899,000	2,355,947
ServiceNow, Inc.
0.00% due 11/01/18[1,6]	1,782,000	2,072,688
Kingsoft Corp. Ltd.
1.25% due 04/11/19	16,000,000 HKD	2,013,613
Cornerstone OnDemand, Inc.
1.50% due 07/01/18[1]	1,815,000	1,821,806
Capgemini SA
0.00% due 01/01/19[1,6]	18,000 EUR	1,771,455
Integrated Device Technology, Inc.
0.88% due 11/15/22[5]	1,881,000	1,762,262

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2016

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 83.1% (continued)
Technology – 16.5% (continued)
Red Hat, Inc.
0.25% due 10/01/19[1]	1,396,000	$1,726,678
Proofpoint, Inc.
0.75% due 06/15/20[1,5]	1,629,000	1,671,761
NVIDIA Corp.
1.00% due 12/01/18[1]	915,000	1,634,990
Synchronoss Technologies, Inc.
0.75% due 08/15/19[1]	1,524,000	1,489,710
Citrix Systems, Inc.
0.50% due 04/15/19[1]	1,301,000	1,475,822
BroadSoft, Inc.
1.00% due 09/01/22[1,5]	1,078,000	1,277,430
salesforce.com, Inc.
0.25% due 04/01/18	966,000	1,220,783
ON Semiconductor Corp.
1.00% due 12/01/20[1,5]	1,250,000	1,139,844
Verint Systems, Inc.
1.50% due 06/01/21[1]	1,172,000	1,059,195
Micron Technology, Inc.
3.00% due 11/15/43[1]	1,077,000	768,036
Total Technology		34,043,558

Consumer, Non-cyclical – 13.5%
Hologic, Inc.
2.00% due 03/01/42[7,9]	963,000	1,220,000
0.00% due 12/15/43[1,6,8]	900,000	1,112,063
Euronet Worldwide, Inc.
1.50% due 10/01/44[1]	1,830,000	2,242,894
Molina Healthcare, Inc.
1.63% due 08/15/44[1]	1,992,000	2,233,530
HealthSouth Corp.
2.00% due 12/01/43[1]	1,673,000	2,000,281
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20[1]	1,471,000	1,790,943
Ionis Pharmaceuticals, Inc.
1.00% due 11/15/21[1]	1,878,000	1,743,018
Invacare Corp.
5.00% due 02/15/21[5]	1,750,000	1,647,187
DP World Ltd.
1.75% due 06/19/24[1]	1,600,000	1,616,000
Qiagen N.V.
0.88% due 03/19/21[1]	1,400,000	1,517,950
NuVasive, Inc.
2.25% due 03/15/21[5]	1,221,000	1,380,493

See notes to financial statements.

18 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2016

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 83.1% (continued)
Consumer, Non-cyclical – 13.5% (continued)
Wright Medical Group, Inc.
2.00% due 02/15/20[1]	1,330,000	$1,270,982
Ablynx N.V.
3.25% due 05/27/20[1]	900,000 EUR	1,254,501
Brookdale Senior Living, Inc.
2.75% due 06/15/18[1]	1,192,000	1,189,765
Herbalife Ltd.
2.00% due 08/15/19	1,195,000	1,138,990
J Sainsbury plc
1.25% due 11/21/19	700,000 GBP	1,118,642
Terumo Corp.
0.00% due 12/06/21[6]	80,000,000 JPY	940,231
Horizon Pharma Investment Ltd.
2.50% due 03/15/22[1]	1,035,000	908,213
Jazz Investments I Ltd.
1.88% due 08/15/21[1]	780,000	871,650
Macquarie Infrastructure Company LLC
2.88% due 07/15/19[1]	627,000	712,037
Total Consumer, Non-cyclical		27,909,370

Communications – 10.4%
Ciena Corp.
3.75% due 10/15/18[1,5]	2,500,000	2,818,750
4.00% due 12/15/20[1]	714,000	861,263
Priceline Group, Inc.
0.35% due 06/15/20[1]	2,612,000	3,202,965
Ctrip.com International Ltd.
1.00% due 07/01/20[1,5]	1,375,000	1,509,063
1.25% due 10/15/18[1]	733,000	934,575
Liberty Media Corp.
1.38% due 10/15/23[1]	1,894,000	1,912,940
Telefonica S.A.
6.00% due 07/24/17[1]	1,500,000 EUR	1,663,305
Telecom Italia Finance S.A.
6.13% due 11/15/16[1]	1,200,000 EUR	1,506,707
Yahoo!, Inc.
0.00% due 12/01/18[1,6]	1,490,000	1,504,900
American Movil BV
5.50% due 09/17/18[1]	1,200,000 EUR	1,414,552
Vodafone Group plc
1.50% due 08/25/17	800,000 GBP	1,191,843
FireEye, Inc.
1.00% due 06/01/35[5]	1,227,000	1,066,723
Twitter, Inc.
1.00% due 09/15/21[1]	1,250,000	1,055,469

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2016

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 83.1% (continued)
Communications – 10.4% (continued)
Qihoo 360 Technology Company Ltd.
0.50% due 08/15/20[1]	777,000	$770,201
Total Communications		21,413,256

Consumer, Cyclical – 9.7%
Steinhoff Finance Holdings GmbH
1.25% due 08/11/22	1,400,000 EUR	1,661,135
4.00% due 01/30/21[1]	900,000 EUR	1,565,549
HIS Co. Ltd.
0.00% due 08/30/19[6]	250,000,000 JPY	2,380,368
Iida Group Holdings Co. Ltd
0.00% due 06/18/20[6]	210,000,000 JPY	2,122,179
Resorttrust, Inc.
0.00% due 12/01/21[1,6]	190,000,000 JPY	1,842,376
LVMH Moet Hennessy Louis Vuitton SE
0.00% due 02/16/21[6]	425,000	1,103,300
0.00% due 02/16/21[6]	562,500	583,423
Standard Pacific Corp.
1.25% due 08/01/32[1]	1,494,000	1,575,236
Sonae Investments B.V.
1.63% due 06/11/19	1,400,000 EUR	1,559,393
Shenzhou International Group Holdings Ltd.
0.50% due 06/18/19[1]	10,000,000 HKD	1,524,392
Ryland Group, Inc.
0.25% due 06/01/19[1]	1,625,000	1,470,625
Asics Corp.
0.00% due 03/01/19[6]	100,000,000 JPY	1,052,619
NHK Spring Co. Ltd.
0.00% due 09/20/19[1,6]	800,000	831,000
International Consolidated Airlines Group S.A.
1.75% due 05/31/18	400,000 EUR	731,947
Total Consumer, Cyclical		20,003,542

Industrial – 8.2%
Deutsche Post AG
0.60% due 12/06/19[1]	1,900,000 EUR	2,857,846
Cemex SAB de CV
3.72% due 03/15/20	1,933,000	1,899,172
China Railway Construction Corporation Ltd.
0.00% due 01/29/21[6]	1,500,000	1,751,063
OSG Corp.
0.00% due 04/04/22[1,6]	140,000,000 JPY	1,744,194
Siemens Financieringsmaatschappij N.V.
1.65% due 08/16/19[1]	1,500,000	1,664,280

See notes to financial statements.

20 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2016

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 83.1% (continued)
Industrial – 8.2% (continued)
MISUMI Group, Inc.
0.00% due 10/22/18[1,6]	1,300,000	$1,631,500
Dycom Industries, Inc.
0.75% due 09/15/21[1,5]	1,217,000	1,256,553
Safran S.A.
0.00% due 12/31/20[6]	1,099,700 EUR	1,176,159
Implenia AG
0.50% due 06/30/22[1]	1,020,000 CHF	1,108,858
Ebara Corp.
0.00% due 03/19/18[1,6]	87,000,000 JPY	952,369
BW Group Ltd.
1.75% due 09/10/19	$1,000,000	842,500
Total Industrial		16,884,494

Energy – 1.9%
Whiting Petroleum Corp.
1.25% due 04/01/20[5]	2,600,000	1,976,000
RAG-Stiftung
0.00% due 02/18/21[6]	800,000 EUR	1,001,814
Technip S.A.
0.88% due 01/25/21	700,000 EUR	962,334
Total Energy		3,940,148

Utilities – 1.7%
CenterPoint Energy, Inc.
4.18% due 09/15/29[1,7]	36,490	2,387,814
ENN Energy Holdings Ltd.
0.00% due 02/26/18[6]	1,000,000	1,060,000
Total Utilities		3,447,814

Basic Materials – 1.3%
Toray Industries, Inc.
0.00% due 08/30/19[1,6]	130,000,000 JPY	1,427,637
B2Gold Corp.
3.25% due 10/01/18[1]	1,453,000	1,346,749
Total Basic Materials		2,774,386
Total Convertible Bonds
(Cost $170,656,943)		171,452,019

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 55.1%
Consumer, Non-cyclical – 11.4%
Tenet Healthcare Corp.
6.00% due 10/01/20[1]	1,750,000	$1,863,749
4.50% due 04/01/21[1]	1,080,000	1,098,900
CHS/Community Health Systems, Inc.
6.88% due 02/01/22[1]	1,997,000	1,817,270
5.13% due 08/01/21	900,000	907,119
Prospect Medical Holdings, Inc.
8.38% due 05/01/19[1,5]	2,388,000	2,468,595
Valeant Pharmaceuticals International, Inc.
6.13% due 04/15/25[1,5]	2,536,000	2,124,864
HealthSouth Corp.
5.75% due 09/15/25[1]	1,628,000	1,692,306
HCA, Inc.
5.00% due 03/15/24[1]	1,400,000	1,452,500
BioMarin Pharmaceutical, Inc.
0.75% due 10/15/18	970,000	1,142,781
Concordia Healthcare Corp.
9.50% due 10/21/22[5]	1,085,000	1,106,022
United Rentals North America, Inc.
5.50% due 07/15/25[1]	1,085,000	1,083,062
Land O'Lakes Capital Trust I
7.45% due 03/15/28[1,5]	1,000,000	1,082,500
Sotheby's
5.25% due 10/01/22[1,5]	1,033,000	978,768
Cenveo Corp.
8.50% due 09/15/22[5]	1,747,000	969,585
Ahern Rentals, Inc.
7.38% due 05/15/23[5]	1,109,000	851,158
Molina Healthcare, Inc.
5.38% due 11/15/22[1,5]	620,000	643,250
Quorum Health Corp.
11.63% due 04/15/23[5]	643,000	633,355
Endo Limited / Endo Finance LLC / Endo Finco, Inc.
6.00% due 02/01/25[1,5]	600,000	576,000
Spectrum Brands, Inc.
5.75% due 07/15/25[1]	469,000	499,790
IASIS Healthcare LLC / IASIS Capital Corp.
8.38% due 05/15/19	471,000	452,160
Total Consumer, Non-cyclical		23,443,734

See notes to financial statements.

22 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 55.1% (continued)
Energy – 8.4%
Cimarex Energy Co.
4.38% due 06/01/24[1]	1,360,000	$1,387,805
CONSOL Energy, Inc.
8.00% due 04/01/23[1]	1,472,000	1,262,240
PBF Holding Company LLC / PBF Finance Corp.
7.00% due 11/15/23[1,5]	1,212,000	1,183,215
Sabine Pass Liquefaction LLC
6.25% due 03/15/22[1]	1,085,000	1,103,987
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
6.00% due 05/15/23[1]	1,157,000	1,076,010
Kinder Morgan Energy Partners, LP
3.95% due 09/01/22[1]	1,085,000	1,073,050
Western Refining, Inc.
6.25% due 04/01/21[1]	1,071,000	996,030
Diamondback Energy, Inc.
7.63% due 10/01/21[1]	909,000	973,766
Tesoro Logistics Limited Partnership / Tesoro Logistics Finance Corp.
6.13% due 10/15/21[1]	930,000	955,575
Sunoco Limited Partnership / Sunoco Finance Corp.
6.38% due 04/01/23[5]	930,000	948,600
Concho Resources, Inc.
5.50% due 04/01/23[1]	908,000	919,350
Marathon Oil Corp.
3.85% due 06/01/25[1]	1,008,000	902,289
Western Refining Logistics Limited Partnership / WNRL Finance Corp.
7.50% due 02/15/23[1]	726,000	698,775
Kerr-McGee Corp.
6.95% due 07/01/24[1]	620,000	687,401
SESI LLC
6.38% due 05/01/19[1]	730,000	684,521
Southwestern Energy Co.
7.50% due 02/01/18	605,000	597,438
Continental Resources, Inc.
5.00% due 09/15/22[1]	629,000	590,474
Hess Corp.
3.50% due 07/15/24[1]	610,000	578,009
Calumet Specialty Products Partners Limited Partnership / Calumet Finance Corp.
7.63% due 01/15/22	676,000	461,370
Murphy Oil Corp.
3.70% due 12/01/22[1]	393,000	346,091
Total Energy		17,425,996

Industrial – 7.8%
Navios Maritime Acquisition Corporation / Navios Acquisition Finance US, Inc.
8.13% due 11/15/21[1,5]	2,225,000	1,841,188

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 55.1% (continued)
Industrial – 7.8% (continued)
MasTec, Inc.
4.88% due 03/15/23[1]	1,620,000	$1,498,500
TransDigm, Inc.
6.50% due 07/15/24	1,318,000	1,334,474
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer
7.13% due 04/15/19[1]	1,283,000	1,308,506
Eletson Holdings, Inc.
9.63% due 01/15/22[1,5]	1,640,000	1,303,799
Energizer Holdings, Inc.
5.50% due 06/15/25[1,5]	1,155,000	1,158,015
Cleaver-Brooks, Inc.
8.75% due 12/15/19[1,5]	1,162,000	1,144,570
KLX, Inc.
5.88% due 12/01/22[1,5]	1,075,000	1,087,094
Boise Cascade Co.
6.38% due 11/01/20[1]	1,070,000	1,074,013
Waterjet Holdings, Inc.
7.63% due 02/01/20[1,5]	910,000	913,413
Masco Corp.
4.45% due 04/01/25[1]	629,000	659,670
Builders FirstSource, Inc.
10.75% due 08/15/23[5]	605,000	641,300
Cemex SAB de CV
7.75% due 04/16/26[5]	600,000	640,500
Triumph Group, Inc.
4.88% due 04/01/21[1]	605,000	577,775
Navios Maritime Holdings Inc. / Navios Maritime Finance II US Inc.
7.38% due 01/15/22[1,5]	1,230,000	501,225
Bombardier, Inc.
6.13% due 01/15/23[1,5]	333,000	291,375
Manitowoc Foodservice, Inc.
9.50% due 02/15/24[5]	152,000	168,720
Total Industrial		16,144,137

Communications – 7.5%
Frontier Communications Corp.
11.00% due 09/15/25[1,5]	2,149,000	2,178,548
Numericable-SFR S.A.
6.25% due 05/15/24[5]	1,121,000	1,088,772
7.38% due 05/01/26[5]	569,000	578,246
Sprint Communications, Inc.
7.00% due 03/01/20[1,5]	1,545,000	1,593,281
CenturyLink, Inc.
6.75% due 12/01/23[1]	1,543,000	1,525,641

See notes to financial statements.

24 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 55.1% (continued)
Communications – 7.5% (continued)
EarthLink Holdings Corp.
7.38% due 06/01/20[1]	1,217,000	$1,277,850
West Corp.
5.38% due 07/15/22[1,5]	1,395,000	1,267,706
Neptune Finco Corp.
10.88% due 10/15/25[1,5]	970,000	1,081,550
ViaSat, Inc.
6.88% due 06/15/20[1]	662,000	684,343
Intelsat Jackson Holdings S.A.
7.25% due 10/15/20[1]	567,000	416,036
7.50% due 04/01/21[1]	325,000	232,781
CCO Holdings LLC / CCO Holdings Capital Corp.
5.88% due 04/01/24[5]	605,000	635,250
Radio One, Inc.
7.38% due 04/15/22[1,5]	680,000	630,700
Tribune Media Co.
5.88% due 07/15/22[1,5]	605,000	603,488
DISH DBS Corp.
5.88% due 11/15/24[1]	605,000	570,061
Windstream Services LLC
7.50% due 04/01/23	605,000	493,075
GCI, Inc.
6.88% due 04/15/25[1]	372,000	377,580
Telesat Canada / Telesat LLC
6.00% due 05/15/17[1,5]	350,000	350,018
Total Communications		15,584,926

Basic Materials – 6.0%
Celanese US Holdings LLC
5.88% due 06/15/21[1]	1,516,000	1,641,069
4.63% due 11/15/22[1]	1,085,000	1,122,432
Steel Dynamics, Inc.
5.50% due 10/01/24[1]	1,060,000	1,079,875
St. Barbara Ltd.
8.88% due 04/15/18[5]	930,000	943,950
Blue Cube Spinco, Inc.
10.00% due 10/15/25[1,5]	773,000	894,748
Novasep Holding SAS
8.00% due 12/15/16[5]	912,000	861,840
Commercial Metals Co.
4.88% due 05/15/23[1]	910,000	832,650
First Quantum Minerals Ltd.
7.00% due 02/15/21[5]	1,009,000	827,380
Compass Minerals International, Inc.
4.88% due 07/15/24[1,5]	775,000	749,813

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 55.1% (continued)
Basic Materials – 6.0% (continued)
Tronox Finance LLC
7.50% due 03/15/22[5]	852,000	$711,420
TPC Group, Inc.
8.75% due 12/15/20[1,5]	908,000	674,190
Sappi Papier Holding GmbH
4.00% due 04/01/23[5]	507,000 EUR	593,032
NOVA Chemicals Corp.
5.25% due 08/01/23[5]	514,000	521,068
FMG Resources August 2006 Pty Ltd.
9.75% due 03/01/22[5]	373,000	394,000
Hexion, Inc.
8.88% due 02/01/18	495,000	386,100
Kaiser Aluminum Corp.
5.88% due 05/15/24[5]	152,000	155,990
Total Basic Materials		12,389,557

Financial – 6.0%
Synovus Financial Corp.
7.88% due 02/15/19[1]	2,102,000	2,341,102
E*TRADE Financial Corp.
4.63% due 09/15/23[1]	1,344,000	1,367,117
Corrections Corp. of America
4.63% due 05/01/23[1]	1,297,000	1,327,804
Credit Acceptance Corp.
7.38% due 03/15/23[1]	1,321,000	1,258,252
Nationstar Mortgage LLC / Nationstar Capital Corp.
9.63% due 05/01/19[1]	930,000	973,013
CIT Group, Inc.
5.00% due 05/15/17[1]	836,000	855,333
Navient Corp.
6.00% due 01/25/17[1]	836,000	851,093
Equinix, Inc.
5.75% due 01/01/25[1]	730,000	767,434
Credit Agricole S.A.
7.88%[1,3,5,10]	787,000	759,261
DuPont Fabros Technology, LP
5.63% due 06/15/23[1]	660,000	683,100
Radian Group, Inc.
7.00% due 03/15/21	531,000	568,170
Ally Financial, Inc.
5.13% due 09/30/24[1]	510,000	536,138
Total Financial		12,287,817

See notes to financial statements.

26 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 55.1% (continued)
Consumer, Cyclical – 5.6%
Air France KLM S.A.
6.25%[3,10]	3,000,000 EUR	$3,388,544
Dana Holding Corp.
5.50% due 12/15/24[1]	1,619,000	1,582,573
First Cash Financial Services, Inc.
6.75% due 04/01/21[1]	1,076,000	1,076,000
Global Partners Limited Partnership / GLP Finance Corp.
6.25% due 07/15/22[1]	825,000	680,625
7.00% due 06/15/23[1]	310,000	262,142
Brookfield Residential Properties, Inc.
6.38% due 05/15/25[1,5]	930,000	841,650
Scientific Games International, Inc.
10.00% due 12/01/22	926,000	769,969
Speedway Motorsports, Inc.
5.13% due 02/01/23[1]	660,000	683,100
Guitar Center, Inc.
9.63% due 04/15/20[5]	846,000	651,420
MGM Resorts International
7.75% due 03/15/22[1]	518,000	580,808
Travelex Financing plc
8.00% due 08/01/18[1,5]	375,000 GBP	569,938
L Brands, Inc.
5.63% due 02/15/22[1]	473,000	522,665
Total Consumer, Cyclical		11,609,434

Technology – 1.9%
Qorvo, Inc.
7.00% due 12/01/25[1,5]	2,080,000	2,142,400
Western Digital Corp.
10.50% due 04/01/24[1,5]	1,166,000	1,136,850
First Data Corp.
5.38% due 08/15/23[1,5]	660,000	684,750
Total Technology		3,964,000

Diversified – 0.5%
Horizon Pharma Financing, Inc.
6.63% due 05/01/23[1,5]	1,162,000	1,063,230
Total Corporate Bonds
(Cost $114,074,026)		113,912,831

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2016

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,10 – 1.0%
Consumer, Non-cyclical – 0.6%
Sprint Industrial Holdings LLC
11.25% due 05/14/19	1,000,000	$715,000
Caraustar Industries, Inc.
8.00% due 05/01/19	525,064	523,970
Total Consumer, Non-cyclical		1,238,970

Basic Materials – 0.4%
FMG Resources August 2006 Pty Ltd.
4.25% due 06/30/19	972,519	920,368
Total Senior Floating Rate Interests
(Cost $2,307,706)		2,159,338
Total Investments – 163.7%
(Cost $339,234,748)		$337,986,230
	Contracts
	(100 shares
	per contract)	Value
CALL OPTIONS WRITTEN†,* – 0.0%**
Call options on:
Biogen, Inc. Expiring June 2016 with strike price of $295.00	60	$(37,500)
Total Call Options Written
(Premiums received $46,085)		(37,500)
Other Assets & Liabilities, net – (63.7)%		(131,492,367)
Total Net Assets – 100.0%		$206,456,363

*	Non-income producing security.
**	Less than 0.1%.
~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
†	Value determined based on Level 1 inputs —See Note 2.
††	Value determined based on Level 2 inputs —See Note 2.
1
All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of April 30, 2016, the total value of the positions segregated was $220,447,183.

2	All or a portion of these securities represent cover for outstanding written options. As of April 30, 2016, the total value of the positions segregated was $1,649,940.
3	Perpetual maturity.
4	Rate indicated is the 7-day yield as of April 30, 2016.
5
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $72,745,460 (cost $74,032,877), or 35.2% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

6	Zero coupon rate security.

See notes to financial statements.

28 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2016

7	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
8	Security is an accreting bond until December 15, 2017, with a 4.00% principal accretion rate, and then accretes at a 2.00% principal accretion rate until maturity.
9	Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.
10	Variable rate security. The rate indicated is the rate effective as of April 30, 2016.

ADR	American Depositary Receipt
A.G.	Stock Corporation
B.V.	Limited Liability Company
CAD	Canadian Dollar
CHF	Swiss Francs
EUR	Euro
GBP	British Pound
GmbH	Limited Liability
HKD	Hong Kong Dollar
JPY	Japanese Yen
N.V.	Publicly Traded Company
plc	Public Limited Company
Pty	Proprietary
REIT	Real Estate Investment Trust
S.A.	Corporation
SAB de CV	Publicly Traded Company
SpA	Limited Share Company

See Sector Classification in Fund Information section.

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2016

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2016 (See Note 2 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Description	Prices	Inputs	Inputs	Total
Assets
Common Stocks	$18,808,344	$–	$–	$18,808,344
Convertible Preferred Stocks	26,132,252	–	–	26,132,252
Short Term Investments	5,521,446	–	–	5,521,446
Convertible Bonds	–	171,452,019	–	171,452,019
Corporate Bonds	–	113,912,831	–	113,912,831
Senior Floating Rate Interests	–	2,159,338	–	2,159,338
Forward Foreign Currency
Exchange Contracts	–	12,381	–	12,381
Total Assets	$50,462,042	$287,536,569	$–	$337,998,611
Liabilities
Forward Foreign Currency
Exchange Contracts	$–	$2,508,312	$–	$2,508,312
Call Options Written	37,500	–	–	37,500
Total Liabilities	$37,500	$2,508,312	$–	$2,545,812

Please refer to the detailed portfolio for the breakdown of investment type by industry category.
The Fund did not hold any Level 3 securities during the period ended April 30, 2016.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
As of April 30, 2016, there were no transfers between valuation levels.
See notes to financial statements.

30 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2016

ASSETS:
Investments, at value (Cost $339,234,748)	$337,986,230
Cash	612,144
Unrealized appreciation on forward foreign currency exchange contracts	12,381
Receivables:
Investments sold	22,149,103
Interest	2,870,535
Dividends	171,903
Tax reclaims	40,769
Total assets	363,843,065
LIABILITIES:
Margin loan	80,000,000
Reverse repurchase agreements	70,000,000
Options written, at value (premiums received $46,085)	37,500
Unrealized depreciation on forward foreign currency exchange contracts	2,508,312
Interest due on borrowings	27,300
Payable for:
Investments purchased	4,200,193
Investment management fees	174,582
Investment advisory fees	116,388
Administration fees	7,031
Other fees	315,396
Total liabilities	157,386,702
NET ASSETS	$206,456,363
NET ASSETS CONSIST OF:
Common Stock, $0.001 par value per share, unlimited number of
shares authorized, 32,240,720 shares issued and outstanding	$32,241
Additional paid-in capital	533,517,196
Distributions in excess of net investment income	(7,168,691)
Accumulated net realized loss on investments, written options,
swap agreements and foreign currency transactions	(316,204,462)
Net unrealized depreciation on investments, written options
and foreign currency translations	(3,719,921)
NET ASSETS	$206,456,363
Shares outstanding ($0.001 par value with unlimited amount authorized)	32,240,720
Net asset value, offering price and repurchase price per share	$6.40

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 31

STATEMENT OF OPERATIONS	April 30, 2016
For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME:
Interest	$5,779,765
Dividends, net of foreign taxes withheld $30,211	2,105,022
Total investment income	7,884,787
EXPENSES:
Interest expense	1,731,308
Investment management fees	1,096,879
Investment advisory fees	731,253
Professional fees	93,197
Trustees' fees and expenses*	81,713
Fund accounting fees	63,954
Administration fees	44,142
Printing fees	30,593
Insurance	28,064
Custodian fees	20,204
NYSE listing fees	15,368
Transfer agent fees	9,782
Other fees	902
Total expenses	3,947,359
Net investment income	3,937,428
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(13,507,021)
Written options	358,074
Swap agreements	(221,957)
Foreign currency transactions	443,542
Net realized loss	(12,927,362)
Net change in unrealized appreciation (depreciation) on:
Investments	621,520
Written options	177,097
Swap agreements	157,001
Foreign currency translations	(3,848,548)
Net change in unrealized depreciation	(2,892,930)
Net realized and unrealized loss	(15,820,292)
Net (decrease) in net assets resulting from operations	$(11,882,864)
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

32 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS		April 30, 2016

	Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,937,428	$6,494,100
Net realized loss on investments, written options,
swap agreements and foreign currency transactions	(12,927,362)	(6,929,748)
Net change in unrealized appreciation (depreciation) on
investments , written options, swap agreements and foreign
currency translations	(2,892,930)	(79,891)
Net decrease in net assets resulting from operations	(11,882,864)	(515,539)
DISTRIBUTIONS TO SHAREHOLDERS:
From and in excess of net investment income	(9,091,883)	(11,579,138)
Return of capital	—	(6,604,628)
Total distributions	(9,091,883)	(18,183,766)
Net decrease in net assets	(20,974,747)	(18,699,305)
NET ASSETS:
Beginning of period	227,431,110	246,130,415
End of period	$206,456,363	$227,431,110
Distributions in excess of net investment income at
end of period	$(7,168,691)	$(2,014,236)

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 33

STATEMENT OF CASH FLOWS	April 30, 2016
For the Six Months Ended April 30, 2016 (Unaudited)

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(11,882,864)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation (depreciation) on investments	(621,520)
Net change in unrealized appreciation (depreciation) on written options	(177,097)
Net change in unrealized appreciation (depreciation) on swap agreements	(157,001)
Net change in unrealized appreciation (depreciation) on foreign currency translations	3,848,548
Net realized loss on investments	13,507,021
Net realized gain on written options	(358,074)
Purchase of long-term investments	(183,583,404)
Proceeds from sale of long-term investments	226,553,905
Net proceeds (purchases) from sale of short-term investments	3,472,133
Net amortization/accretion of premium/discount	(374,812)
Net change in premiums received on swap agreements	(365,218)
Premiums received on written options	543,719
Cost of closing written options	(462,217)
Decrease in restricted cash	300,000
Increase in dividends receivable	(75,447)
Increase in interest receivable	(198,962)
Increase in investments sold receivable	(18,457,172)
Increase in tax reclaims receivable	(26,124)
Decrease in other assets	20,735
Decrease in investments purchased payable	(2,628,793)
Decrease in interest due on borrowings	(1,225)
Decrease in investment management fees payable	(24,720)
Decrease in investment advisory fees payable	(16,480)
Decrease in administration fees payable	(849)
Decrease in other fees	(19,394)
Net Cash Provided by Operating and Investing Activities	28,814,688
Cash Flows From Financing Activities:
Distributions to common shareholders	(9,091,883)
Payments made on borrowings	(20,000,000)
Net Cash Used in Financing Activities	(29,091,883)
Net decrease in cash	(277,195)
Cash at Beginning of Period (including foreign currency)	889,339
Cash at End of Period	$612,144
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$1,732,533

See notes to financial statements.

34 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	April 30, 2016

	Period
	Period Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	April 30, 2016		October 31,		October 31,		October 31,		October 31,	October 31,
	(Unaudited)		2015		2014		2013		2012	2011
Per Share Data:
Net asset value, beginning of period	$7.05		$7.63		$8.18		$7.18		$7.40	$9.25
Income from investment operations:
Net investment income(a)	0.12		0.20		0.24		0.27		0.40	0.44
Net gain (loss) on investments (realized and unrealized)	(0.49)		(0.22)		(0.23)		1.25		0.08	(1.41)
Distributions to preferred shareholders from net investment
income (common share equivalent basis)	—		—		—		(0.01)		(0.08)	(0.08)
Total from investment operations	(0.37)		(0.02)		0.01		1.51		0.40	(1.05)
Less distributions from:
Net investment income	(0.28)		(0.36)		(0.56)		(0.56)		(0.36)	(0.35)
Return of capital	—		(0.20)		—		—		(0.26)	(0.45)
Total distributions to shareholders	(0.28)		(0.56)		(0.56)		(0.56)		(0.62)	(0.80)
Increase resulting from tender and repurchase of Auction
Market Preferred Shares (Note 8)	—		—		—		0.05		—	—
Net asset value, end of period	$6.40		$7.05		$7.63		$8.18		$7.18	$7.40
Market Value, end of period	$5.60		$5.78		$6.66		$7.15		$6.66	$6.87
Total Return(b)
Net asset value	-5.14%		-0.30%		-0.08%		22.50	%(f)	5.80%	12.43%
Market value	2.08%		-5.10%		0.60%		16.35%		6.42%	-19.43%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$206,456		$227,431		$246,130		$263,568		$231,512	$238,685
Preferred shares, at redemption value ($25,000 per share
liquidation preference) (in thousands)	N/	A	N/	A	N/	A	N/	A	$170,000	$170,000
Preferred shares asset coverage per share(c)	N/	A	N/	A	N/	A	N/	A	$59,046	$60,101

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS continued	April 30, 2016

	Period
	Period Ended		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	April 30, 2016		October 31,	October 31,		October 31,		October 31,		October 31,
	(Unaudited)		2015	2014		2013		2012		2011

Ratio to average net assets applicable to Common Shares:
Net Investment Income, prior to the effect of dividends to
preferred shares, including interest expense	3.84	%(g)	2.70%	2.98%		3.48%		5.54%		4.92%
Net Investment Income, after effect of dividends to preferred shares,
including interest expense	3.84	%(g)	2.70%	2.98%		3.37%		4.46%		4.04%
Total expenses(h)	3.78	%(g)	3.21%	3.06	%(e)	3.09	%(e)	2.35	%(e)	1.99%
Portfolio turnover rate	52%		135%	249%		239%		219%		125%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$150,000		$170,000	$170,000		$170,000		N/	A	N/	A
Asset Coverage per $1,000 of indebtedness(d)	$2,377		$2,338	$2,448		$2,550		N/	A	N/	A

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total net assets and dividing by the total number of preferred shares outstanding.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
(e)
The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.08%, 0.02% and 0.09% for the years ended October 31, 2014, 2013 and 2012, respectively.

(f)
Included in the total return at net asset value is the impact of the tender and repurchase by the Fund of a portion of its AMPS at 99% of the AMPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lower by 0.74%.

(g)	Annualized.
(h)	Excluding interest expense, the operating expense ratio for the period ended April 30, 2016 and years ended October 31 would be:

Period
Ended
April 30, 2016
(Unaudited)	2015	2014	2013	2012	2011
2.16%	2.04%	1.96%	2.07%	2.35%	1.99%

N/A - Not Applicable
See notes to financial statements.

36 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2016

Note 1 – Organization:
Advent Claymore Convertible Securities and Income Fund II (the "Fund") was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.
The Fund’s investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The following is a summary of significant accounting policies followed by the Fund:
(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the other over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. The value of OTC swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Swaps are valued

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2016

daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.
For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.
Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).
GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical securities
Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)
Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)
Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or

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methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.
Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts including forward foreign currency exchange contracts, swap contracts, and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within level 2 of the fair value hierarchy.
Transfers between levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are

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amortized to interest income up to the next call date of the respective securities using the effective interest method.
(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.
(d) Due from Broker
Amounts due from broker may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.
(e) Restricted Cash
A portion of cash on hand is pledged with a broker for current or potential holdings, which may include options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.
On April 30, 2016, there was no restricted cash outstanding.
(f) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.
(g) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

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Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.
(h) Covered Call and Put Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.
The Fund may purchase and sell (“write”) put and call options to manage and hedge risk within its portfolio and to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
When an option is purchased, the premium paid by the Fund for options purchased is included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.
When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
The Fund is not subject to credit risk in options written as the counterparty has already performed its obligations by paying the premium at the inception of the contract.
(i) Swap Agreements
The Fund may engage in various swap transactions, including interest rate and credit default swaps to manage interest rate (e.g., duration, yield curve) and credit risk. The Fund may also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows or assets at specified, future intervals.

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Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is included on the Statement of Assets and Liabilities as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by the custodian.
(j) Forward Foreign Currency Exchange Contracts
The Fund entered into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gain and losses are recorded, and included on the Statement of Operations.
Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
(k) Senior Floating Rate Interests
Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

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(l) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.
Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.
Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.
Interest Rate Risk. Convertible and nonconvertible income-producing securities, including preferred stock and debt securities (collectively, “income securities”), are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession

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than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.
Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.
Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts and reverse repurchase agreements.
(m) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received plus accrued interest, which represents fair value. Reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. The Fund monitors collateral market value for the

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reverse repurchase agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.
(n) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Note 3 – Investment Management and Advisory Agreements and other agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) and the Fund, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Investment Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any).
Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.
The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.
Rydex Fund Services, LLC (“RFS”), an affiliate of the Investment Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives an

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administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and trustees of the Investment Adviser or Investment Manager. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.
Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.
As of April 30, 2016, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, forward foreign currency exchange contracts and foreign currency translations are as follows:
Net Tax
			Net Tax	Unrealized
Cost of			Unrealized	Appreciation
Investments	Gross Tax	Gross Tax	Depreciation	on Derivatives
for Tax	Unrealized	Unrealized	on	and Foreign
Purposes	Appreciation	Depreciation	Investments	Currency
$340,340,012	$10,961,843	$(13,315,625)	$(2,353,782)	$(2,487,346)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on certain convertible securities.
As of October 31, 2015, (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$—	$(302,633,761)

The differences between book and tax basis undistributed long-term gains/(accumulated capital loss) are attributable to tax deferral of losses on wash sales.
At October 31, 2015, (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains through the years indicated. Per the Regulated Investment Company Modernization

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Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under circumstances, capital loss carryforwards available as of the report date may expire unused.

					Total
Expires	Expires	Expires	Unlimited	Unlimited	Capital
in 2016	in 2017	in 2019	Short-Term	Long-Term	Loss Carryforward
$130,623,500	$155,338,152	$2,393,946	$11,381,449	$2,896,714	$302,633,761

For the year ended October 31, 2015, (the most recent fiscal year end for federal income tax purposes), the tax characters of distributions paid, as reflected on the Statements of Changes in Net Assets, of $11,579,138 was ordinary income and $6,604,628 was return of capital.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 5 – Investments in Securities:
For the six months ended April 30, 2016, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $183,583,404 and $226,553,905, respectively.
Note 6 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.
Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.

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Speculation – the use of an instrument to express macro-economic and other investment views.
(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written options for the six months ended April 30, 2016, were as follows:
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	2,621	$322,657
Options written during the period	2,994	543,719
Options expired during the period	(880)	(169,192)
Options closed during the period	(3,759)	(587,376)
Options assigned during the period	(916)	(63,723)
Options outstanding, end of period	60	$46,085

The Fund’s exchange traded options are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across the transactions).

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(b) Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.
Risk may arise from the potential inability of a Counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.
As of April 30, 2016, the following forward foreign currency exchange contracts were outstanding:

			Settlement	Settlement	Value as of	Net Unrealized
Contracts to Sell		Counterparty	Date	Value	4/30/16	(Depreciation)
CAD	6,460,000
for USD	4,880,629	The Bank of New York Mellon	6/16/2016	$ 4,880,629	$ 5,157,273	$ (276,644)
CHF	2,345,000
for USD	2,384,899	The Bank of New York Mellon	6/16/2016	2,384,899	2,451,773	(66,874)
CHF	980,000
for USD	996,674	The Bank of New York Mellon	6/16/2016	996,674	1,024,622	(27,948)
EUR	507,000
for USD	569,143	The Bank of New York Mellon	6/16/2016	569,143	581,558	(12,415)
EUR	685,000
for USD	767,734	The Bank of New York Mellon	6/16/2016	767,734	785,734	(18,000)
EUR	27,350,000
for USD	30,476,652	The Bank of New York Mellon	6/16/2016	30,476,652	31,372,003	(895,351)
EUR	346,000
for USD	385,103	The Bank of New York Mellon	6/16/2016	385,103	396,881	(11,778)
EUR	100,000
for USD	113,027	The Bank of New York Mellon	6/16/2016	113,027	114,706	(1,679)
EUR	300,000
for USD	343,242	The Bank of New York Mellon	6/16/2016	343,242	344,117	(875)
EUR	700,000
for USD	789,583	The Bank of New York Mellon	6/16/2016	789,583	802,940	(13,357)
EUR	560,000
for USD	638,360	The Bank of New York Mellon	6/16/2016	638,360	642,352	(3,992)
EUR	6,050,000
for USD	6,741,636	The Bank of New York Mellon	6/16/2016	6,741,636	6,939,693	(198,057)
EUR	1,300,000
for USD	1,459,341	The Bank of New York Mellon	6/16/2016	1,459,341	1,491,174	(31,833)
EUR	1,650,000
for USD	1,882,876	The Bank of New York Mellon	6/16/2016	1,882,876	1,892,644	(9,768)
EUR	308,000
for USD	349,326	The Bank of New York Mellon	6/16/2016	349,326	353,293	(3,967)
GBP	392,000
for USD	562,822	The Bank of New York Mellon	6/16/2016	562,822	574,324	(11,502)
GBP	1,175,000
for USD	1,687,030	The Bank of New York Mellon	6/16/2016	1,687,030	1,721,507	(34,477)

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued						April 30, 2016

			Settlement	Settlement	Value as of	Net Unrealized
Contracts to Sell		Counterparty	Date	Value	4/30/16	(Depreciation)
GBP	540,000
for USD	768,042	The Bank of New York Mellon	6/16/2016	$ 768,042	$ 791,161	$ (23,119)
GBP	212,000
for USD	305,604	The Bank of New York Mellon	6/16/2016	305,604	310,604	(5,000)
GBP	772,000
for USD	1,108,414	The Bank of New York Mellon	6/16/2016	1,108,414	1,131,067	(22,653)
GBP	1,200,000
for USD	1,713,576	The Bank of New York Mellon	6/16/2016	1,713,576	1,758,135	(44,559)
GBP	1,130,000
for USD	1,607,425	The Bank of New York Mellon	6/16/2016	1,607,425	1,655,577	(48,152)
JPY 1,202,496,000
for USD	10,609,635	The Bank of New York Mellon	6/16/2016	10,609,635	11,253,656	(644,021)
JPY	132,000,000
for USD	1,164,637	The Bank of New York Mellon	6/16/2016	1,164,637	1,235,333	(70,696)
JPY	155,000,000
for USD	1,418,985	The Bank of New York Mellon	6/16/2016	1,418,985	1,450,580	(31,595)
						$ (2,508,312)

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation/
Contracts to Buy		Counterparty	Date	Value	4/30/16	(Depreciation)
EUR	350,000
for USD	399,273	The Bank of New York Mellon	6/16/2016	$ 399,273	$ 401,470	$ 2,197
EUR	570,000
for USD	650,448	The Bank of New York Mellon	6/16/2016	650,448	653,822	3,374
EUR	310,000
for USD	348,778	The Bank of New York Mellon	6/16/2016	348,778	355,588	6,810
						$ 12,381
Total unrealized depreciation for forward foreign currency exchange contracts						$ (2,495,931)

(c) Swap Agreements
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments.
The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to

50 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2016

pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.
As of April 30, 2016, there were no swap agreements outstanding.
(d) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of April 30, 2016.

Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:
(amounts in thousands)

	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Statement of Assets		Statement of Assets
for as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation		Unrealized depreciation
	on forward foreign currency		on forward foreign currency
	exchange contracts	$12	exchange contracts	$2,508
Equity risk			Options written	38
Total		$12		$2,546

The following table presents the effect of derivatives instruments on the Statement of Operations for the six months ended April 30, 2016.

Effect of Derivative Instruments on the Statement of Operations:
(amounts in thousands)
Amount of Realized Gain (Loss) on Derivatives
Derivatives not accounted for		Swap	Foreign Currency
as hedging instruments	Options	Agreements	Transactions	Total
Equity risk	$358	$–	$–	$358
Credit risk	–	(222)	–	(222)
Foreign exchange risk	–	–	1,305	1,305
Total	$358	$(222)	$1,305	$1,441
Change in Unrealized (Depreciation) on Derivatives
Primary		Swap	Foreign Currency
Risk Exposure	Options	Agreements	Translations	Total
Equity risk	$177	$–	$–	$177
Credit risk	–	157	–	157
Foreign exchange risk	–	–	(3,883)	(3,883)
Total	$177	$157	$(3,883)	$(3,549)

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2016

Derivative Volume

Options Contracts:
Average Number of Contacts Written	710

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$936,149
Average Settlement Value Sold	$2,968,293

Swap Contracts:
Average Notional Balance	$3,620,000

The Fund’s derivatives contracts held at April 30, 2016 are not accounted for as hedging instruments under GAAP.
Note 7 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
Master Repurchase Agreements govern repurchase and reverse repurchase agreements between the Fund and the counterparties. Master Repurchase Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as restricted cash and deposits die to counterparties, respectively. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2016

that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with GAAP.

			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets	of Assets	Available	Financial	Collateral	Net
Counterparty	Type	Assets	& Liabilities	& Liabilities	for Offset	Instruments	Received	Amount
Bank of New	Forward Foreign	$12,381	$–	$12,381	$(12,381)	$–	$–	$–
York Mellon	Currency Exchange
Contracts

			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	for Offset	Instruments	Pledged	Amount
Societe Generale	Reverse Repurchase	$70,000,000	$–	$70,000,000	$ –	$(70,000,000)	$–	$ –
Agreement
Bank of New	Forward Foreign	2,508,312	–	2,508,312	(12,381)	–	–	2,495,931
York Mellon	Currency Exchange
Contracts

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $106,067,869.
Note 8 – Capital:
Common Shares
The Fund has an unlimited number of common shares, $0.001 par value, authorized and 32,240,720 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the six months ended April 30, 2016 or the year ended October 31, 2015.
Preferred Shares
On June 12, 2007, the Fund’s Trustees authorized the issuance of Preferred Shares, as part of the Fund’s leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.
On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2016

On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 (or $24,750 per share) plus any unpaid dividends accrued through the expiration of the offer.
On December 13, 2012, the Fund announced the expiration and results of the tender offer. The Fund accepted for payment 6,776 AMPS that were properly tendered and not withdrawn, which represented approximately 99.6% of its outstanding AMPS.

			Number of AMPS
		Number of	Outstanding
		AMPS	After
Series	CUSIP	Tendered	Tender Offer
Series T7	007639-206	3,390	10
Series W7	007639-305	3,386	14

On May 10, 2013, the Fund announced an at-par redemption of all of its remaining outstanding AMPS, liquidation preference $25,000 per share. The Fund redeemed its remaining $600,000 of outstanding AMPS. The redemption price was equal to the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends as of the applicable redemption date as noted in the table below:

		Number of
		AMPS	Amount	Redemption
Series	CUSIP	Redeemed	Redeemed	Date
Series T7	007639-206	10	$250,000	June 19, 2013
Series W7	007639-305	14	350,000	June 20, 2013

Note 9 – Borrowings:
On November 9, 2012 the Fund entered into a five year margin loan agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. The interest rate on the amount borrowed is 1.74%. An unused commitment fee of 0.25% is charged on the difference between the $100,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations. On December 20, 2012, the Fund borrowed $100,000,000 under the margin loan agreement. As of April 30, 2016, there was $80,000,000 outstanding in connection with the Fund’s margin loan agreement. The average daily amount of borrowings on the margin loan during the six months ended April 30, 2016 was $91,208,791 with a related average interest rate of 1.96%.
On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2016

assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $70,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expires on December 20, 2015. The interest rate on the reverse repurchase agreement was 1.63%. On December 9, 2015, the Fund terminated its $70,000,000 reverse repurchase agreement with Bank of America Merrill Lynch. Concurrent with this termination on December 9, the Fund entered into a $70,000,000 reverse repurchase agreement with Societe Generale with an initial scheduled expiration date of December 9, 2017. The interest rate on the reverse repurchase agreement is 2.34%. $70,000,000 was outstanding in connection with the reverse repurchase agreements at period end at an average interest rate of 2.19%
The average borrowings for the six months ended April 30, 2016 was $161,208,791 at an average interest rate of 2.08%.
The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of April 30, 2016, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and	Up to	31 -90	Greater than
	Continuous	30 days	days	90 days	Total
Common Stocks	$–	$–	$–	$3,188,732	$3,188,732
Convertible
Preferred
Stocks	–	–	–	6,521,585	6,521,585
Convertible Bonds	–	–	–	37,860,721	37,860,721
Corporate Bonds	–	–	–	22,428,962	22,428,962
Total Borrowings	$–	$–	$–	$70,000,000	$70,000,000
Gross amount of
recognized
liabilities for
reverse
repurchase
agreements	$–	$–	$–	$70,000,000	$70,000,000

As of April 30, 2016, the Fund has collateral of $220,447,183 in connection with borrowings and reverse repurchase agreements.
The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.
The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2016

within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.
Note 10 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
Note 11 – Subsequent Events:
On May 2, 2016, the Fund declared a monthly distribution to common shareholders of $0.0470 per common share. The distribution is payable on May 31, 2016 to shareholders of record on May 13, 2016.
On June 1, 2016, the Fund declared a monthly distribution to common shareholders of $0.0470 per common share. The distribution is payable on June 30, 2016 to shareholders of record on June 15, 2016.
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements other than the events disclosed above.

56 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2016

Federal Income Tax Information
In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016.
Sector Classification
Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund II and their principal occupations during the past five years:

Number of
Name, Address and	Term of		Funds in Fund
Year of Birth and	Office and		Complex**
Position(s) Held	Length of	Principal Occupation(s) During	Overseen	Other Directorships
with Trust	Time Served*	Past Five Years and Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes++	Since 2007	Current: Private Investor (2001-present).	95	Current: Trustee, Purpose
Year of birth: 1951				Investments Funds (2014-
Trustee		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-		present).
1997), President, Pizza Hut International (1991-1993); Senior Vice
President, Strategic Planning and New Business Development of
PepsiCo, Inc. (1987-1990).
Daniel L. Black+	Since 2007	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-	3	Current: Harlem Lacrosse &
Year of birth: 1960		present).		Leadership, Inc. (2014-
Trustee				present); Bendon Publishing
		Former: Managing Director and Co-Head of the Merchant Banking		International (2012-present);
		Group at BNY Capital Markets, a division of BNY Mellon (1998-		Antenna International, Inc.
		2003); and Co-Head of U.S. Corporate Banking at BNY Mellon		(2010-present); Bonded
		(1995-1998).		Services, Ltd. (2011- present).

Former: Penn Foster Education Group, Inc.
(2007-2009).

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 57

SUPPLEMENTAL INFORMATION (Unaudited) continued				April 30, 2016

Number of
Name, Address and	Term of		Funds in Fund
Year of Birth and	Office and		Complex**
Position(s) Held	Length of	Principal Occupation(s) During	Overseen	Other Directorships
with Trust	Time Served*	Past Five Years and Other Affiliations	by Trustee	Held by Trustee
Independent Trustees continued:
Derek Medina+	Since 2007	Current: Senior Vice President, Business Affairs at ABC News (2008-	3	Current: Young Scholar’s Institute.
Year of birth: 1966		present).		(2005-present); Oliver Scholars
Trustee				(2011-present).
Former: Vice President, Business Affairs and News Planning at ABC
News (2003-2008); Executive Director, Office of the President at ABC
News (2000-2003); Associate at Cleary Gottlieb Steen & Hamilton
(law firm) (1995-1998); Associate in Corporate Finance at J.P.
Morgan/ Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2007	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	97	Current: Edward-Elmhurst Healthcare
Year of birth: 1953				System (2012-present).
Trustee and Chairman		Former: Executive Vice President, General Counsel and Corporate
of the Nominating and		Secretary, Van Kampen Investments (1982-1999).
Governance Committee
Gerald L.	Since 2007	Current: Managing Partner of Seizert Capital Partners, LLC, where he	3	Current: University of Toledo
Seizert, CFA, CIC+		directs the equity disciplines of the firm.		Foundation (2013-present);
Year of birth: 1952				Beaumont Hospital (2012-present).
Trustee		Former: Co-Chief Executive (1998-1999) and a Managing Partner and
Chief Investment Officer-Equities of Munder Capital Management, LLC
(1995-1999). Vice President and Portfolio Manager of Loomis, Sayles
& Co., L.P. (asset manager) (1984-1995). Vice President and Portfolio
Manager at First of America Bank (1978-1984).

58 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued				April 30, 2016

Number of
Name, Address and	Term of		Funds in Fund
Year of Birth and	Office and		Complex**
Position(s) Held	Length of	Principal Occupation(s) During	Overseen	Other Directorships
with Trust	Time Served*	Past Five Years and Other Affiliations .	by Trustee	Held by Trustee
Independent Trustees continued:
Michael A. Smart+	Since 2007	Current: Managing Partner, Herndon Equity Partners (2014-present),	3	Current: President & Chairman, Board
Year of birth: 1960		Managing Partner, Cordova, Smart & Williams, LLC (2003-present).		of Directors, Berkshire Blanket
Trustee				Holdings, Inc. (2006-present);
		Former: Managing Director in Investment Banking-the Private Equity		President and Chairman, Board of
		Group (1995-2001) and a Vice President in Investment Banking-		Directors, Sqwincher Holdings (2006-
		Corporate Finance (1992-1995) at Merrill Lynch & Co.; Founding		present); Board of Directors, Sprint
		Partner of The Carpediem Group, a private placement firm (1991-		Industrial Holdings (2007-present);
		1992); Associate at Dillon, Read and Co. (investment bank)		Vice Chairman, Board of Directors,
		(1988-1990).		National Association of Investment
Companies (“NAIC”) (2010-present).
Trustee, The Mead School (2014-
present).
Interested Trustees:
Tracy V. Maitland+†	Since 2007	Current: President of Advent Capital Management, LLC (2001-	3	None.
Year of birth: 1960		present).
Trustee, Chairman,
President and Chief		Former: Prior to June 2001, President of Advent Capital Management,
Executive Officer		a division of Utendahl Capital.

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++	Address for all Trustees noted: 227 W. Monroe Street, Chicago, IL 60606.
*	Each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

- Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees. The term of the Class I Trustees will continue until the 2016 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Michael A. Smart and Mr. Daniel L. Black are the Class II Trustees. The term of the Class II Trustees will continue until the 2017 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees. The term of the Class III Trustees will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.

**
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC, and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 59

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2016

Officers
The Officers of the Advent Claymore Convertible Securities and Income Fund II, who are not trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Edward C. Delk	Secretary and	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)	Chief
	Compliance		Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-
	Officer		2012); Associate General Counsel, TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard
Group, Inc. (2000-2008).
Tony Huang	Vice President	Since 2014	Current: Vice-President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006);
Vice President, Analyst, Abacus Investments (2001); Vice President, Portfolio Manager, M/C Venture
Partners (2000-2001); Associate, Fidelity Investments (1996-2000).
Robert White	Treasurer and	Since 2007	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief Financial
	Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

60 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2016

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A., (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 61

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	April 30, 2016

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866)488-3559 or online at www.computershare.com/investor.

62 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

FUND INFORMATION	April 30, 2016

Board of Trustees	Investment Manager
Randall C. Barnes	Advent Capital Management, LLC
New York, NY
Daniel L. Black
Tracy V. Maitland*	Investment Adviser
Chairman	Guggenheim Funds Investment
Advisors, LLC
Derek Medina	Chicago, IL

Ronald A. Nyberg	Administrator
Gerald L. Seizert	Rydex Fund Services, LLC
Michael A. Smart	Rockville, MD

* Trustee is an “interested person” of the Fund	Accounting Agent and Custodian
as defined in the Investment Company Act of	The Bank of New York Mellon
1940, as amended.	New York, NY

Officers	Transfer Agent
Tracy V. Maitland	Computershare Trust Company, N.A.
President and Chief Executive Officer	Jersey City, NJ

Robert White	Legal Counsel
Treasurer and Chief Financial Officer	Skadden, Arps, Slate,
Meagher & Flom LLP
Edward C. Delk	New York, NY
Secretary and Chief Compliance Officer
Independent Registered Public
Tony Huang	Accounting Firm
Vice President and Assistant Secretary	PricewaterhouseCoopers LLP
New York, NY

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 63

FUND INFORMATION continued	April 30, 2016

Portfolio Managers of the Fund
The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent), David Hulme (Managing Director of Advent), Hart Woodson (Managing Director of Advent), Michael Brown (Managing Director of Advent) and Tony Huang (Vice President of Advent).
Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund II?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866)488-3359 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund II for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting Guggenheim Fund’s website at guggenheiminvestments.com or by accessing the Funds Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Funds website at guggenheiminvestments.com. The Funds Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Sector Classification
Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

64 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.
Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.
Investment Process
Advent manages securities by using a strict four-step process:
1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas, 45th Floor	227 West Monroe Street
New York, NY 10020	Chicago, IL 60606
Member FINRA/SIPC
(06/16)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-AGC-SAR-0416

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)	Not applicable for a semi-annual reporting period.
(b)	There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)	Not applicable.
(a)(2)	Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)	Not applicable.
(b)           Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Advent Claymore Convertible Securities & Income Fund II
By:       /s/ Tracy V. Maitland
Name:  Tracy V. Maitland
Title:    President and Chief Executive Officer
Date:    July 7, 2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Tracy V. Maitland
Name:  Tracy V. Maitland
Title:    President and Chief Executive Officer
Date:    July 7, 2016
By:       /s/ Robert White
Name:  Robert White
Title:    Treasurer and Chief Financial Officer
Date:    July 7, 2016